Exhibit 10.2

OMNIBUS JOINDER TO LETTER AGREEMENT AND
REGISTRATION RIGHTS AGREEMENT

August 6, 2026

Reference is made to that certain Letter Agreement, dated as of May 14, 2026 (the “Letter Agreement”), by and among Berto Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), Berto Acquisition Sponsor II LLC, a Cayman Islands limited liability company (the “Sponsor”), Meteora Capital LLC (“Meteora”), Harry L. You, Robert H. You, Oanh Truong and other insiders of the Company (the “Directors”) and that certain Registration Rights Agreement, dated as of May 14, 2026 (the “Registration Rights Agreement”), by and among the Company, the Sponsor, Harry L. You, Robert H. You, Meteora, Oanh Truong, and Needham & Company, LLC. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

By executing this omnibus joinder, the undersigned hereby agrees, as of July 31, 2026, that the undersigned (i) shall become a party to the Letter Agreement, and shall be bound by, and shall, subject to the acknowledgment below, be subject to the transfer restrictions set forth under Section 7 of the Letter Agreement with respect to any Founder Shares he may own in the same manner as if the undersigned was an “Insider” original signatory to the Letter Agreement; provided, however, that the undersigned shall be permitted to transfer such Founder Shares to any permitted transferees in accordance with Section 7 of the Letter Agreement; and (ii) shall become a party to the Registration Rights Agreement, and shall be, as applicable, bound by the terms and provisions of the Registration Rights Agreement as a Holder and entitled to the rights of a Holder under the Registration Rights Agreement.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein, in the Letter Agreement (to the extent applicable to the undersigned) and the Registration Rights Agreement is between the Company and the undersigned, solely, and not between and among the undersigned and the other securityholders of the Company signatory thereto.

This joinder may be executed in two or more counterparts, and by electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method, all of which shall be deemed an original and all of which together shall constitute one instrument.

Vikas Mittal

/s/ Vikas Mittal

ACKNOWLEDGED AND AGREED:

BERTO ACQUISITION CORP. II

By:	/s/ Vikas Mittal
Name:	Vikas Mittal
Title:	Executive Chairman

[Signature Page to Joinder to Letter Agreement and Registration Rights Agreement]